(Notes)	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS
As a result of the downgrade of the credit ratings of FCX debt below investment grade, FCX may be required to provide additional or alternative forms of financial assurance, such as letters of credit, surety bonds or collateral, related to its ARO and environmental obligations (refer to Note 12 for further discussion).

On February 15, 2016, FCX announced it had entered into a definitive agreement to sell a 13 percent undivided interest in its Morenci unincorporated joint venture to SMM for $1.0 billion in cash. The transaction is subject to customary closing conditions, including regulatory approvals, and is expected to close in mid-2016. FCX expects to record an approximate $550 million gain on the transaction and use losses to offset cash taxes on the transaction. Proceeds from the transaction will be used to repay borrowings under FCX's Term Loan and revolving credit facility.

The Morenci unincorporated joint venture is currently owned 85 percent by FCX and 15 percent by Sumitomo. Following completion of the transaction, the unincorporated joint venture will be owned 72 percent by FCX, 15 percent by Sumitomo and 13 percent by an affiliate that is wholly owned by SMM.

On February 26, 2016, FCX reached an agreement to further amend its revolving credit facility and Term Loan. The amendments to FCX’s revolving credit facility and Term Loan include (i) modification of the maximum leverage ratio from 5.90x to 8.00x for the quarters ending March 31, 2016, and June 30, 2016, from 5.75x to 8.00x for the quarter ending September 30, 2016, and from 5.00x to 6.00x for the quarter ending December 31, 2016; and no changes to 2017 (remains 4.25x) or thereafter (reverts to 3.75x) and (ii) modification to the minimum interest expense coverage ratio (ratio of consolidated EBITDAX, as defined in the amended agreements, to consolidated cash interest expense) from 2.50x to 2.25x.

The commitment under FCX’s revolving credit facility has been reduced from $4.0 billion to $3.5 billion.

A springing collateral and guarantee trigger was also added to the revolving credit facility and Term Loan. Under this provision, if FCX has not entered into definitive agreements for asset sales totaling $3.0 billion in aggregate by June 30, 2016, that are reasonably expected to close by December 31, 2016, FCX will be required to secure the revolving credit facility and Term Loan with a mutually acceptable collateral and guarantee package. The springing collateral and guarantee trigger will also go into effect if such asset sales totaling $3.0 billion in aggregate have not occurred by December 31, 2016.

In addition, the mandatory prepayment provision was modified to provide that 100 percent (rather than the 50 percent under the December 2015 amendment) of the net proceeds received on or prior to December 31, 2016, in excess of the first $1.0 billion from asset sales, subject to certain exceptions, must be applied to repay the Term Loan if the lenders are unsecured and the leverage ratio (as defined in the amended agreement) is equal to or greater than 6.00x.

The Term Loan and revolving credit facility contain a number of negative covenants that, among other things, restrict, subject to certain exceptions, the ability of FCX’s subsidiaries that are not borrowers or guarantors to incur additional indebtedness (including guarantee obligations) and FCX’s ability or the ability of FCX’s subsidiaries to: create liens on assets; enter into sale and leaseback transactions; engage in mergers, liquidations and dissolutions; or sell assets. Many of the exceptions to the subsidiary indebtedness restrictions and the lien restrictions have been narrowed significantly through March 31, 2017. In addition, on or prior to March 31, 2017, FCX is not permitted to pay dividends on its common stock or make other restricted payments. The pricing under the amended Term Loan and revolving credit facility also changed. If the total leverage ratio is greater than 6.00x, then the existing interest rate will be increased by 0.50 percent, with an additional increase of 0.50 percent if the total leverage ratio is greater than 7.00x.

FCX evaluated events after December 31, 2015, and through the date the financial statements were issued, and determined any events or transactions occurring during this period that would require recognition or disclosure are appropriately addressed in these financial statements.